UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

AMBICOM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54608	26-2964607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Alder Drive Milpitas, CA 95035	95035
(Address of principal executive offices)	(Zip Code)

(408) 321-0822

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2014, AmbiCom Holdings, Inc., a Nevada corporation (the “Company”), entered into an asset purchase agreement (the “Agreement”) with Veloxum Corp., a Delaware corporation (“Veloxum”) and certain shareholders of Veloxum, pursuant to which the Company agreed to purchase all of Veloxum’s assets for the issuance of a number of shares of the Company’s common stock, par value $0.008 per share (the “Common Stock”) equal to three million dollars ($3,000,000) calculated based on the average closing price of the Common Stock during the thirty (30) trading days preceding February 25, 2014 (the “Transaction”).

On May 29, 2014, the Company consummated the closing of the Transaction (the “Closing”) and issued 13,100,437 shares of Common Stock to Veloxum (the “Issuance”).

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 8, 2014, which is incorporated herein by reference.

Item 2.01	Completion Of Acquisition Or Disposition Of Assets.

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Shares of Equity Securities.

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 3.01.

In connection with the Issuance, the Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), for the issuance of the Company’s securities under the Agreement pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, Veloxum is an “accredited investor” and has access to information about the Company.

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers

In connection with the Closing, Kevin Cornell, Veloxum’s President, was granted an Employment Agreement and appointed as the Company’s President.

Kevin Cornell, 62, President. Mr. Cornell co-founded and served as Chief Executive Officer Veloxum Corp. from March, 2008 to May, 2014.  Prior thereto and from August, 2005 to February, 2008, Mr. Cornell served as Chief Operating Officer and was the Co-Founder of Symphoniq Corporation (n/k/a Coradiant Corp). Prior thereto and from January 2003 to July 2005 Mr. Cornell served as Senior Vice President / General Manager of Finisar Corporation’s Network Tools Division. Mr. Cornell holds a business degree from Ryerson University, Toronto, Canada and holds four patents in fibre optics.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated May 1, 2014, by and between AmbiCom Holdings, Inc. and Veloxum Corp. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 8, 2014). (1)

(1) Incorporated by reference to the Current Report on Form 8-K filed on May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmbiCom Holdings, Inc.

Date: June 3, 2014	By:	/s/ John Hwang
Name: John Hwang
Title: Chief Executive Officer